UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2023

PEARL HOLDINGS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41165	98-1593935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 11th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 457-1540
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PRLHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRLH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRLHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Non-Redemption Agreements

As previously disclosed, Pearl Holdings Acquisition Corp, a Cayman Islands exempted company (the “Company”), has called an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) to approve, among other things, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter”) to extend the date by which the Company must either consummate a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination, as further described in the Charter (a “Business Combination”), or cease its operations except for the purpose of winding up if it fails to complete an initial Business Combination and redeem all of its Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), from December 17, 2023 to December 17, 2024 (the “Extension Proposal”).

The Company and Pearl Holdings Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), intend to enter into customary non-redemption agreements (the “Non-Redemption Agreements”) with certain existing shareholders of the Company (the “Shareholders”) with respect to up to 2,500,000 Class A Ordinary Shares (the “Non-Redeemed Shares”). Pursuant to the Non-Redemption Agreements, the Company intends to agree to issue to such Shareholders additional Class A Ordinary Shares immediately following the consummation of an initial Business Combination if they continue to hold such Non-Redeemed Shares through the Extraordinary General Meeting.

In addition, the Sponsor intends to convert an aggregate of 2,500,000 of its Class B ordinary shares, par value $0.0001 per share, of the Company (the “Class B Ordinary Shares”) into Class A Ordinary Shares. Upon conversion from Class B Ordinary Shares to Class A Ordinary Shares, such Class A Ordinary Shares will not be entitled to receive funds from the trust account through redemptions, or otherwise, and will remain subject to the existing transfer restrictions.

The Non-Redemption Agreements are not expected to increase the likelihood that the Extension Proposal is approved by shareholders but is expected to increase the amount of funds that remain in the Company’s trust account following the Extraordinary General Meeting. No assurances can be made that the Company or the Sponsor will enter into the Non-Redemption Agreements at all, with respect to any specified number of Non-Redeemed Shares, or on terms materially consistent with the terms described herein. Similarly, no assurances can be made that the Sponsor will convert any number of Class B Ordinary Shares.

Important Information and Where to Find It

The Company has filed a definitive proxy statement (the “Extension Proxy”) with the U.S. Securities and Exchange Commission (the “SEC”). The Company has mailed the Extension Proxy to its shareholders of record as of November 20, 2023 in connection with the Extension Proposal. Shareholders and shareholders are advised to read the Extension Proxy and any amendments thereto, because these documents will contain important information about the Extension Proposal and the Company. Shareholders will also be able to obtain copies of the Extension Proxy, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Pearl Holdings Acquisition Corp, 767 Third Avenue, 11th Floor, New York, NY 10017.

Participants in the Solicitation

The Company and its directors and executive officers may be considered participants in the solicitation of proxies of the Company’s shareholders in connection with the Extension Proposal. Investors and shareholders may obtain more detailed information regarding the names and interests of the Company’s directors and officers in the Company and the Extension Proposal in the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, and the Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2023, August 14, 2023 and November 14, 2023 and in the other reports the Company has filed with the SEC, including the Extension Proxy. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of any Business Combination. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the intention of the Company and the Sponsor to enter into the Non-Redemption Agreements and the terms thereof, the intention of the Sponsor to convert certain of its shares and the terms thereof, whether the Company will enter into a definitive agreement or consummate an initial Business Combination, or the timing of any of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Important factors, among others, that could cause actual results to differ materially from those anticipated in the forward-looking statements include: the Company’s ability to enter into a definitive agreement with respect to an initial Business Combination within the time provided in the Company’s Charter; the ability of the Company to obtain the financing necessary to consummate an initial Business Combination; compliance by the Company with the listing rules of the Nasdaq Stock Exchange LLC; the failure to realize the anticipated benefits of an initial Business Combination, including as a result of a delay in consummating an initial Business Combination; the risk that approval of the Company’s shareholders for the Extension Proposal is not obtained; the level of redemptions made by the Company’s shareholders in connection with the Extension Proposal and a proposed Business Combination and its impact on the amount of funds available in the trust account to complete an initial Business Combination; the ability of the Company and the Sponsor, to enter into Non-Redemption Agreements, and those factors identified in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, and the Quarterly Reports on Form 10-Q filed with the SEC on May 15, 2023, August 14, 2023 and November 14, 2023 and in the other reports the Company has filed with the SEC, including the Extension Proxy. The Company’s SEC filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEARL HOLDINGS ACQUISITION CORP

Date: December 1, 2023	By:	/s/ Craig E. Barnett
		Name:	Craig E. Barnett
		Title:	Chief Executive Officer

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